UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2004

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)
Delaware	010306	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 358-8000

Item 12. Results of Operations and Financial Condition

On October 4, 2004, Independence Holding Company issued a press release announcing formation of Special Health Products Division, a copy of which is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY
/s/ Teresa A. Herbert Teresa A. Herbert Vice President and Chief Financial Officer	Date:	October 4, 2004

Exhibit 99.1

INDEPENDENCE HOLDING COMPANY                                                                                                                                              CONTACT: TERESA A. HERBERT

96 CUMMINGS POINT ROAD                                                                                                                                                                                                    (203) 358-8000

STAMFORD, CONNECTICUT 06902                                                                                                                                                             www.Independenceholding.com

NEWS RELEASE

INDEPENDENCE HOLDING COMPANY

ANNOUNCES FORMATION OF SPECIAL HEALTH PRODUCTS DIVISION

Stamford, Connecticut, October 4, 2004, Independence Holding Company (NYSE: IHC) today announced the formation of a division to write special health insurance products, including small group major medical, short-term medical and limited medical through Madison National Life Insurance Company, Inc. and Standard Security Life Insurance Company of New York. IHC expects to begin marketing high-deductible small group products, which will employ cutting edge consumer-driven concepts, in certain states in the fourth quarter, and anticipates that the short-term limited medical will be rolled out in the first quarter of 2005. Madison National Life has hired Jim Kenneally as Vice President - Strategic Health Initiatives focusing on marketing and product development of these new products. Jim has 15 years experience in health insurance product development and distribution. Mark Musser, who has been with Madison Life for 12 years, has been promoted to Vice President of IHC in charge of business development in addition to his responsibility as Chief Marketing Officer of Madison Life.

Mr. Roy T.K. Thung, Chief Executive Officer, commented "We have been working with leaders in specialized health insurance markets to develop niche products to serve the changing needs of American workers, while continuing our commitment to disciplined underwriting. We are optimistic that these new lines will begin contributing to our top line and bottom line growth in 2005."

IHC is a holding company principally engaged in the life and health insurance business and the acquisition of blocks of policies through its subsidiaries, Standard Security Life Insurance Company of New York and Madison National Life Insurance Company, Inc. and its affiliate, American Independence Corp. Standard Life markets medical stop-loss, long-term and short-term disability, group life and managed health care products. Madison Life sells group life and disability, employer medical stop-loss, credit life and disability and individual life insurance. AMIC is a holding company principally engaged in the insurance and reinsurance business through Independence American Insurance Company and its employer medical stop-loss and managed care managing general underwriters

Some of the statements included herein may be considered to be forward looking statements which are subject to certain risks and uncertainties. Factors which could cause the actual results to differ materially from those suggested by such statements are described from time to time in IHC's filings with the Securities and Exchange Commission.